                                                                   EXHIBIT 10.28

                          TRADEMARK SECURITY AGREEMENT


         This Agreement dated as of July 7, 1999 among DIEDRICH COFFEE, INC., COFFEE PEOPLE, INC., COFFEE PEOPLE WORLDWIDE, INC., GLORIA JEAN'S, INC., EDGLO ENTERPRISES, INC., GLORIA JEAN'S GOURMET COFFEES CORP., GLORIA JEAN'S GOURMET COFFEES FRANCHISING CORP., and all future Subsidiaries who hereafter become parties hereto (collectively, the "Borrowers" and each individually, a "Borrower") and BANKBOSTON, N.A., located at 100 Federal Street, Boston, Massachusetts 02110, (together with its successors and assigns, the "Secured Party") under, and as defined in, the Credit Agreement dated on or about the date hereof as from time to time in effect (the "Credit Agreement"), between the Borrower and the Secured Party. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

         1. Grant of Security Interest. Each of the Borrowers hereby grants to the Secured Party and its successors and assigns a security interest in the items referred to below, whether now owned or hereafter acquired, and all proceeds thereof (collectively, the "Collateral") to secure the Obligations:

                  1.1. All of the right, title and interest of such Borrower in and to all existing and hereafter arising service marks and trademarks (collectively, the "Marks"), all existing and hereafter arising registrations for the Marks (collectively, the "Registrations") and all existing and hereafter arising service mark and trademark applications for the Marks (collectively, the "Applications"). Such Registrations and Applications shall include without limitation all registrations and applications of the Borrowers described in Exhibit A hereto.

                  1.2. The goodwill of the business of all Borrowers symbolized by each of the Marks.

                  1.3. All right, title and interest of such Borrower in and to any cause of action that has heretofore arisen or that may arise with respect to unconsented use or infringement of the Marks, the Registrations or the Applications.

         2. Further Assurances. Each of the Borrowers shall execute, or use its reasonable efforts at its reasonable expense to cause to be executed, such further documents as may be reasonably requested by the Secured Party in order to effectuate fully the grant of security interest set forth in Section 1 hereof.

         3. Agreement to Assign Collateral. Each of the Borrowers shall execute and deliver to the Secured Party on the date of this Agreement a written Assignment of Trademarks to the Secured Party in substantially the form attached hereto as Exhibit B (the "Assignment"). The Secured Party shall hold the Assignment in escrow, and the Assignment shall have no legal effect and shall not be binding on the Borrowers, until the occurrence and continuance of an Event of Default, at which time the Secured Party may file the Assignment with the U.S. Patent and

Trademark Office and, upon such filing, the Assignment shall take effect as a legal document binding upon the Borrowers.

         4. Foreclosure. Upon the occurrence and during the continuance of an Event of Default, in addition to all other rights and remedies granted by this Agreement and the Assignment, the Secured Party may exercise the rights and remedies of a secured party enacted in any of the jurisdictions in which the Collateral may be located. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, without demand or notice (except as set forth next below), all of which are waived, and without advertisement, the Secured Party may sell at public or private sale or otherwise realize upon, in the Commonwealth of Massachusetts or elsewhere, all or from time to time any of the Collateral, or any interest which any of the Borrowers may have therein. Notice of any sale or other disposition of the Collateral shall be given to the Borrowers at least 10 days before the time of any intended public or private sale or other disposition of the Collateral is to be made, which the Borrowers agree shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, any holder of any Obligation or any Secured Party may, to the extent permissible under applicable law, purchase the whole or any part of the Collateral (including associated goodwill) free from any right or redemption on the part of the Borrowers, which right is waived and released. After deducting from the proceeds of sale or other disposition of the Collateral and associated goodwill all expenses (including reasonable expenses for brokers' fees and legal services), the balance of such proceeds shall be applied toward the payment of the Obligations. Any remainder of the proceeds after payment in full of the Obligations shall be paid over to the Borrowers.

         5. Defeasance. Upon payment in full of the Obligations and termination of the commitments therefor, the Secured Party shall, at the Borrowers' expense, release the security interest in the Collateral granted under this Agreement and execute and deliver such instruments and other documents and take such further actions as may be necessary to carry out such release, including cancellation of this Agreement by written notice to the U.S. Patent and Trademark Office and delivery back to the Borrowers of the Assignment upon request of the Borrowers.

         6. Covenants. Each of the Borrowers covenants and agrees as follows:

                  6.1. Such Borrower shall not abandon any Marks, Registrations or Applications included in the Collateral except such Marks, Registrations or Applications, the abandonment of which could not reasonably be expected to have a material adverse effect on the business, financial conditions or operations of the Borrowers.

                  6.2. Such Borrower shall maintain all rights held by such Borrower relating to the Marks, Registrations and Applications except such Marks, Registrations or Applications which the failure to maintain could not reasonably be expected to have a material adverse effect on the business, financial conditions or operations of the Borrowers.

                  6.3. Until all of the Obligations shall have been paid indefeasibly in full in cash and all commitments therefor and the Credit Agreement have been terminated, such Borrower shall not enter into any agreement (including without limitation a license agreement) which conflicts with such Borrower's obligations under this Agreement other than agreements that could not reasonably be expected to affect the value of any of the Collateral in any material respect, without the Secured Party's prior written consent (which consent will not be unreasonably withheld or delayed).

                  6.4. If such Borrower shall obtain any rights to any registrable service marks or trademarks after the date hereof, the provisions of
Section 1 shall automatically apply thereto and such Borrower shall within 30 days after obtaining such rights give to the Secured Party written notice thereof, execute an amendment to Exhibit A including such after-acquired Registrations and Applications, and take any other action reasonably necessary to record the Secured Party's interest in such Marks, Registrations and Applications with the U.S. Patent and Trademark Office and other applicable filing offices.

                  6.5 Such Borrower has used, and will continue to use, proper statutory notice in connection with its use of the Collateral to the extent commercially practicable and customary within the relevant industry.

         7. Representations and Warranties of Title. Each of the Borrowers represents and warrants to the Secured Party (which representations and warranties are made as of the date hereof and shall survive the delivery of this Agreement) as follows:

                  7.1. Exhibit A sets forth as of the date hereof all Marks, Registrations and Applications owned by such Borrower or in which such Borrower has any interest.

                  7.2. As of the date hereof, all of the Collateral set forth on Exhibit A is subsisting and has not been adjudged invalid or unenforceable.

                  7.3. As of the date hereof, no claim has been made that the use of any of the Collateral violates the rights of any third person and no Borrower is aware of any basis for any such claim to be asserted.

                  7.4. Such Borrower is the sole and exclusive owner of the entire right, title and interest in and to the Collateral, free and clear of any Encumbrances, including without limitation, pledges, assignments, licenses, registered user agreements and covenants by the Borrower not to sue third persons (other than Permitted Encumbrances and licenses in favor of other Borrowers and the Secured Party).

                  7.5. Such Borrower has the full power and authority to enter into this Agreement and perform its terms.

         8. General.

                  8.1. No course of dealing among the Borrowers and the Secured Party, nor any failure to exercise, nor any delay in exercising on the part of the Secured Party, any right, power or privilege hereunder or under the Credit Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any right, power or privilege.

                  8.2. All of the Secured Party's rights and remedies with respect to the Collateral, whether established hereby or by the Credit Agreement, or by any other agreement or by law shall be cumulative and may be exercised singularly or concurrently.

                  8.3. If any clause or provision of this Agreement shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

                  8.4. This Agreement is subject to modification only by a writing signed by the parties, except as otherwise provided in Section 6.4 hereof.

                  8.5. The benefits and obligations of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

                  8.6. The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws (other than the conflict of laws rules) of the Commonwealth of Massachusetts.

                  8.7. This Agreement is a Loan Document (as defined in the Credit Agreement) and may be executed in any number of counterparts, which together shall constitute one instrument.

                  8.8. (a) THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER SEAL AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING REFERENCE TO ANY CONFLICTS OF LAW PROVISIONS THEREIN) EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF A SECURITY INTEREST GRANTED HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE REQUIRED TO BE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS.

         (b) EACH OF THE BORROWERS AND THE SECURED PARTY AGREES THAT NEITHER IT NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN SUCH BORROWER AND THE SECURED PARTY OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE

PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE SECURED PARTY NOR ANY BORROWER HAS AGREED WITH OR REPRESENTED TO ANY OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         (c) EACH BORROWER HEREBY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MASSACHUSETTS, AS WELL AS TO THE JURISDICTION OF ALL COURTS FROM WHICH AN APPEAL MAY BE TAKEN OR OTHER REVIEW SOUGHT FROM THE AFORESAID COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF SUCH BORROWER'S OBLIGATIONS UNDER OR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, AND EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE AS TO VENUE IN ANY OF SUCH COURTS.

         Each of the undersigned has caused this Agreement to be signed by its duly authorized officer as of the date first written above.

                                            BORROWERS:


                                            DIEDRICH COFFEE, INC.


                                            By:   /s/ Ann Wride
                                                --------------------------------


                                            COFFEE PEOPLE, INC.


                                            By:   /s/ Ann Wride
                                                --------------------------------


                                            COFFEE PEOPLE WORLDWIDE, INC.


                                            By:   /s/ Ann Wride
                                                --------------------------------


                                            GLORIA JEAN'S, INC.


                                            By:   /s/ Ann Wride
                                                --------------------------------


                                           EDGLO ENTERPRISES, INC.


                                            By:   /s/ Ann Wride
                                                --------------------------------


                                            GLORIA JEAN'S GOURMET COFFEES CORP.


                                            By:   /s/ Ann Wride
                                                --------------------------------

                                            GLORIA JEAN'S GOURMET COFFEES
                                            FRANCHISING CORP.


                                            By:   /s/ Ann Wride
                                                --------------------------------



                                            SECURED PARTY:


                                            BANKBOSTON, N.A.


                                            By:   /s/
                                                --------------------------------

                                    EXHIBIT A
                                    ---------

                                       TO

                          TRADEMARK SECURITY AGREEMENT

                            DATED AS OF JULY 7, 1999

                                    EXHIBIT A
                                    ---------

                         TO TRADEMARK SECURITY AGREEMENT
                         -------------------------------


DIEDRICH TRADEMARKS:

1.       BANTU, 75-679078, PENDING- INITIALIZED

2.       JAVA TO THE PEOPLE, 75-679080, PENDING- INITIALIZED

3.       PAPUA NEW GUINEA, 75-679093, PENDING- INITIALIZED

4.       MORNING EDITION BLEND, 75-679096, PENDING- INITIALIZED

5.       NEPENTHE BLEND, 75-679097, PENDING- INITIALIZED

6.       DIEDRICH COFFEE, 75-679620, PENDING- INITIALIZED

7.       CUPID'S CUP, 75-679673, PENDING- INITIALIZED

8.       EL DORADO, 75-651603, PENDING- INITIALIZED

9.       DIEDRICH COFFEE EXPRESS, 75-358949, PENDING

10.      WHERE FRIENDS GATHER, 2,248,287, REGISTERED

11.      SCOOP-A-CCINO, 2,230,175, REGISTERED

12.      HARVEST PEAK, 2,192,477, REGISTERED

13.      WIENER MELANGE BLEND, 1,894,232, REGISTERED

14.      FLOR DE APANAS, 1,840,738, REGISTERED

15.      DIEDRICH COFFEE, 1,925,384, REGISTERED

COFFEE PEOPLE TRADEMARKS:

1.       VELVET NIGHT, (WORDS ONLY), 75-325921, PUBLISHED

2.       CHANGE THE WORLD ONE CUP AT A TIME, (WORDS ONLY), 2,121,622, REGISTERED

3.       COFFEE PEOPLE AERO MOKA, (WORDS AND DESIGN), 2,105,089, REGISTERED

4.       COFFEEGRAM, (WORDS ONLY), 2,052,685, REGISTERED

5.       NONE, (DESIGN ONLY), 1,938,159, REGISTERED

6.       NONE, (DESIGN ONLY), 1,938,160, REGISTERED

7.       COFFEE PEOPLE AERO MOKA, (WORDS AND DESIGN), 2,046,259, REGISTERED

8.       JAVA NOIR, (WORDS ONLY), 1,843,093, REGISTERED

9.       BLACK TIGER, (WORDS AND DESIGN), 1,809,442, REGISTERED

10.      M, (LETTER AND DESIGN), 1,808,232, REGISTERED

11.      M, (LETTER AND DESIGN), 1,813,936, REGISTERED

12.      COFFEE PEOPLE, (WORDS ONLY), 1,883,745, REGISTERED

13.      MOTORIST'S ESPRESSO BAR,  (WORDS ONLY), 1,820,886, REGISTERED

14.      COFFEE PEOPLE, (WORDS ONLY), 1,793,115, REGISTERED

15.      BEST COFFEE IN PORTLAND, (WORDS ONLY), 1,820,880, REGISTERED

16.      MOTOR MOKA, (WORDS ONLY), 1,796,594, REGISTERED

17.      GOOD COFFEE-NO BACK TALK, (WORDS ONLY), 1,796,472, REGISTERED

18.      COFFEE PLANTATION, (WORDS AND DESIGN), 1,782,839, REGISTERED

19.      BLACK TIGER, (WORDS ONLY), 1,640,694, REGISTERED

20.      SLAMMER, (WORDS ONLY), OR T27085, RENEWED

21.      MOTOR MOKA, (WORDS ONLY), OR S27086, RENEWED

22.      SLAMMAHAMMA, (WORDS ONLY), OR T27088, RENEWED

23. COFFEE PEOPLE "GOOD COFFEE NO BACKTALK", (WORDS AND DESIGN), OR TS30794, REGISTERED

24.      COFFEE PEOPLE, (WORDS AND DESIGN), OR TS30795, REGISTERED

25.      VELVET NIGHT, (WORDS ONLY), OR T31700, REGISTERED

GLORIA JEAN'S GOURMET COFFEES CORP. TRADEMARKS:
-----------------------------------------------

1.       GLORIA JEAN'S COFFEES, (WORD AND DESIGN), 75-521458,
         PENDING - INITIALIZED

2.       CARAMELATTE, (WORDS ONLY), 75-386172, PENDING

3.       MOCHA TRUFFLE, (WORDS ONLY), 75-386171, PENDING

4.       GLORIA JEAN'S COFFEES, (WORDS AND DESIGN), 2,208,443, REGISTERED

5.       NONE, (DESIGN ONLY), 1,896,366, REGISTERED

6.       GLORIA JEAN'S GOURMET COFFEES, (WORDS AND DESIGN), 1,912,998,
         REGISTERED

7.       GLORIA JEAN'S GOURMET COFFEES, (WORDS AND DESIGN), 1,962,645,
         REGISTERED

8.       GREAT BEANS, GREAT COFFEE!, (WORDS ONLY), 1,825,337, REGISTERED

9.       CAROLYN JEAN'S, (WORDS ONLY), 1,931,885, REGISTERED

10. AMERICA'S LARGEST PURVEYOR OF FINE COFFEES, (WORDS ONLY), 1,838,153, REGISTERED

11.      GLORIA JEAN'S, (WORDS ONLY), 1,703,976, REGISTERED

12. IF YOU DON'T KNOW GLORIA JEAN'S, YOU DON'T KNOW BEANS, (WORDS ONLY), 1,675,466, REGISTERED

13.      NONE, (DESIGN ONLY), 1,659,049, REGISTERED

14.      EIGHT DAYS A WEEK, (WORDS ONLY), 1,616,940, REGISTERED

15.      GLORIA JEAN'S COFFEE BEAN, (WORDS AND DESIGN), 1,578,273, REGISTERED

16.      GLORIA JEAN'S, (WORDS AND DESIGN), 1,576,977, REGISTERED

17.      GLORIA JEAN'S COFFEE BEAN, (WORDS AND DESIGN), 1,577,970, REGISTERED

18.      GLORIA JEAN'S, (WORDS AND DESIGN), 1,577,971, REGISTERED

19.      GLORIA JEAN'S COFFEE BEAN, (WORDS ONLY), 1,366,020, REGISTERED

20.      GLORIA JEAN'S, (WORDS ONLY), 1,362,248, REGISTERED

21.      GLORIA JEAN'S COFFEE BEAN, (WORDS ONLY), IL 55521, RENEWED

22.      GLORIA JEAN'S COFFEE BEAN, (WORDS ONLY), IL 55522, RENEWED

23.      GLORIA JEAN'S COFFEE BEAN, (WORDS ONLY), WI 477624, REGISTERED

EXCEPTIONS:

1. Coffee People, Inc. and its subsidiaries have been utilizing The Second Cup Ltd.'s "Paradiso" mark, Canadian registration number TMA 492735, dated April 9, 1998, without written licenses or other written agreements from Second Cup Ltd.

2. Gloria Jean's Gourmet Coffees Corp. currently utilizes the "Motor Moka" trademark without a written license or other written agreement from Coffee People, Inc.

3. Gloria Jean's Gourmet Coffees Corp. is registering its new logo with the U.S. Patent and Trademark Office. Application number 75/521458, filed on July 20, 1998.

4. Coffee People, Inc. is aware of a possible infringement of its unregistered trademarks -Mindsweeper(TM) and Velvet Hammer(TM) - by a coffee retailer in Boise, Idaho, and of the trademark Velvet Hammer(TM) by a company in Minnesota. No action has been taken to stop these companies from using these names.

5. Coffee People, Inc. owns and is the licensor of certain trademarks to Cascade Glacier Ice Cream, Inc., which pays certain graduated royalties to Coffee People, Inc. for the sale of products bearing the trademarks.

6. Gloria Jean's trademarks numbers 8 and 10 through 20 above are possibly subject to liens that were originally granted in connection with indebtedness that has been repaid. These liens, if any, will be released promptly following closing.

7. A break in the chain of title exists between Coffee People, Inc. and Coffee Plantation for Coffee People trademark number 18 above.

                            ASSIGNMENT OF TRADEMARKS

         This Assignment of Trademarks (the "Assignment") dated as of July 7, 1999 among DIEDRICH COFFEE, INC., COFFEE PEOPLE, INC., COFFEE PEOPLE WORLDWIDE, INC., GLORIA JEAN'S, INC., EDGLO ENTERPRISES, INC., GLORIA JEAN'S GOURMET COFFEES CORP., GLORIA JEAN'S GOURMET COFFEES FRANCHISING CORP., and all future Subsidiaries who hereafter become parties hereto (collectively, the "Borrowers" each individually, a "Borrower") and BANKBOSTON, N.A., located at 100 Federal Street, Boston, Massachusetts 02110, (together with its successors and assigns, the "Secured Party") under, and as defined in, the Credit Agreement dated on or about the date hereof as from time to time in effect (the "Credit Agreement"), between the Borrower and the Secured Party. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined. This Assignment is made pursuant to that certain Trademark Security Agreement dated as of this date (the "Security Agreement") between the Borrowers and the Secured Party.

                                   BACKGROUND

         Section 3 of the Security Agreement provides that the Borrowers shall execute this Assignment of the items listed in Exhibit A thereto (collectively, the "Collateral"), as amended from time to time (and attached hereto as Exhibit
1A), and that the Secured Party may file this Assignment upon the occurrence and during the continuance of an Event of Default.

                                   ASSIGNMENT

1. Assignment. Subject to the occurrence and continuance of an Event of Default, each of the Borrowers hereby assigns to the Secured Party and its successor and assigns, the items referred to below (collectively, the "Assigned Material"):

         (a) All of the right, title and interest of the Borrowers in and to all service marks and trademarks (collectively, the "Marks"), the registrations relating to the Marks (collectively, the "Registrations") and all service marks and trademark applications relating to the Marks (collectively, the "Registrations"), now owned or hereafter acquired by the Borrowers. Such Marks, Registrations and Applications shall include without limitation all existing United States and foreign registrations and applications of the Borrowers described in Exhibit 1A.

         (b) The goodwill of the business of the Borrowers symbolized by each of the Marks.

         (c) All right, title and interest of the Borrowers in and to any cause of action that has heretofore arisen or that may arise with respect to unconsented use or infringement of the Marks, the Registrations or the Applications.

2. Further Assurances. Each of the Borrowers shall execute, or use its reasonable efforts at its reasonable expense to have carefully executed, any further documents as may be reasonably requested by the Secured Party in order to fully effectuate this Assignment.

3. General. The provisions of this Assignment shall be read cumulatively with the provisions of Sections 4, 5, 6, 7 and 8 of the Security Agreement. Upon filing with the U.S. Patent and Trademark Office (or any other applicable foreign filing office with respect to Registrations which are not United States Registrations), and not before, this Assignment amends the Security Agreement by deleting Sections 1, 2 and 3 of the Security Agreement with respect to Assigned Material relating to such filing office, which Sections 1, 2 and 3 shall be of no further force or effect in respect of such Assigned Material. This Assignment is a Loan Document.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         Each of the undersigned has caused this Assignment to be signed by its duly authorized officer as of the day and year first written above.

                                            BORROWERS:


                                            DIEDRICH COFFEE, INC.


                                            By:
                                                --------------------------------
                                                Title:


                                            COFFEE PEOPLE, INC.


                                            By:
                                                --------------------------------
                                                Title:


                                            COFFEE PEOPLE WORLDWIDE, INC.


                                            By:
                                                --------------------------------
                                                Title:


                                            GLORIA JEAN'S, INC.


                                            By:
                                                --------------------------------
                                                Title:


                                           EDGLO ENTERPRISES, INC.


                                            By:
                                                --------------------------------
                                                Title:


                                            GLORIA JEAN'S GOURMET COFFEES CORP.


                                            By:
                                                --------------------------------
                                                Title:

                                            GLORIA JEAN'S GOURMET COFFEES
                                            FRANCHISING CORP.


                                            By:
                                                --------------------------------
                                                Title:



                                            SECURED PARTY:


                                            BANKBOSTON, N.A.


                                            By:
                                                --------------------------------
                                                Title:

State of
           -------------------------
County of
           -------------------------

         Then personally appeared the above named ____________________________ , and acknowledged that he/she executed the foregoing Assignment as his/her free act and deed before me on behalf of each of the foregoing Borrowers, as duly authorized agent thereof.


                                             -----------------------------------
                                             Notary Public
                                             My commission expires: